                                                                  EXHIBIT 4.5(a)

                                AMENDMENT NO. 1

                       TO LYONDELL PETROCHEMICAL COMPANY
                         $400,000,000 CREDIT AGREEMENT

     This Amendment (the "Amendment"), is entered into as of April 1, 1995, among Lyondell Petrochemical Company (the "Borrower"), the Banks listed on the signature pages hereof and Texas Commerce Bank National Association, a national banking association, as Administrative Agent and Bank of America Illinois, (formerly Continental Bank N.A.) as Co-Agent.

     The Borrower, the Banks, the Administrative Agent and the Co-Agent have entered into the Credit Agreement dated as of December 6, 1993 (the "Agreement").

     WHEREAS, Section 9.05 of the Agreement provides that the Borrower and the Banks may, by written action, amend or waive any provision of the Agreement; and

     WHEREAS, the Borrower has requested that the Banks revise the interest rates applicable to Borrowings and Letter of Credit drawings under the Agreement as well as the determination of the amount of the commitment fee paid by the Borrower;

     THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto do hereby agree that the Agreement shall be amended as follows:

     1. Unless otherwise specified herein, all terms defined in the Agreement have the same meaning when used herein and references to "Sections" and "Schedules" are references to sections and schedules of or to the Agreement.

     2. The determination of the Base Rate Margin as set forth in Schedule 2.07(a), is amended so that the second sentence of the first paragraph reads as follows:

          "In the event of a split rating, the Base Rate Margin will be based upon the higher of the two credit ratings published by S&P or Moody's."

AMENDMENT NO. 1
TO LYONDELL PETROCHEMICAL COMPANY
$400,000,000 CREDIT AGREEMENT
PAGE 2

          3.   The determination of the Letter of Credit Margins as set forth in
Schedule 2.07(b), is amended so that the second sentence of the first paragraph reads as follows:

          "In the event of a split rating, the Letter of Credit Margins will be based upon the higher of the two credit ratings published by S&P or Moody's."

          4. The determination of the CD Margin as set forth in Schedule 2.07(c), is amended so that the second sentence of the first paragraph reads as follows:

          "In the event of a split rating, the CD Margin will be based upon the higher of the two credit ratings published by S&P or Moody's."

          5.   The determination of the Euro-Dollar Margin as set forth in
Schedule 2.07(d), is amended so that the second sentence of the first paragraph reads as follows:

          "In the event of a split rating, the Euro-Dollar Margin will be based upon the higher of the two credit ratings published by S&P or Moody's."

          6. The determination of the commitment fee in Schedule 2.15 shall be amended so that the second sentence of the first paragraph reads as follows:

          "In the event of a split rating, the commitment fee shall be based upon the higher of the two credit ratings published by S&P or Moody's."

              7. Ratifications. Except as herein specifically amended and modified, (a) the Agreement is unchanged and continues in full force and effect, and (b) the Borrower hereby confirms and ratifies the Agreement's existence and each and every term, condition, and covenant therein contained, to the same extent and as though the same were set out herein in full.

          8. Representations and Warranties. The Borrower hereby represents and warrants to the Banks, the Administrative Agent, and the Co-Agent that (a) this Amendment and the Loan Documents to be delivered hereunder have been duly executed and delivered by the Borrower, (b) no action of, or filing with, any agency is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by the Borrower of this Amendment and the Loan Documents to be delivered hereunder, (c) this Amendment and the Loan Documents to be delivered hereunder are valid and binding upon the Borrower and are enforceable against the

AMENDMENT NO. 1
TO LYONDELL PETROCHEMICAL COMPANY
$400,000,000 CREDIT AGREEMENT
PAGE 3

Borrower in accordance with their respective terms, except as limited by the Bankruptcy Code of the United States of America and all other similar Laws affecting the rights of creditors generally, (d) the execution, delivery and performance by the Borrower of this Amendment and the Loan Documents to be delivered hereunder do not require the consent of any other Person and do not and will not constitute a violation of any laws, agreement, or understanding to which the Borrower is a party or by which the Borrower is bound, (e) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Documents are true and correct in all material respects on and as of the date of execution hereof as though made as of the date of execution hereof, and (f) as of the date of this amendment, no Default or Event of Default has occurred and is continuing.

          9. References. All references in the Loan Documents to the Agreement shall refer to the Agreement as amended by this amendment, and, because this amendment is a "Loan Document" referred to in the Agreement, then the provisions relating to Loan Documents set forth in the Agreement are incorporated herein by reference, the same as if set forth herein verbatim.

          10. Counterparts. This Amendment may be executed in a number of identical counterparts, each of which shall be deemed an original. In making proof of this instrument, it shall not be necessary for any party to account for all counterparts, and it shall be sufficient for any party to produce but one such counterpart.

          11. Parties Bound. This Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Administrative Agent, the Co-Agent, and each Bank, and, subject to Section 9.07 of the Agreement, their respective successors and assigns.

          12. ENTIRETY. THIS AMENDMENT, THE AGREEMENT AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL CREDIT AGREEMENT BETWEEN THE PARTIES FOR THE TRANSACTIONS THEREIN, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by its duly authorized officer as of the day and year first above written.

AMENDMENT NO. 1
TO LYONDELL PETROCHEMICAL COMPANY
$400,000,000 CREDIT AGREEMENT
PAGE 4

                         LYONDELL PETROCHEMICAL COMPANY



                         By: [Signature Appears Here]
                           ---------------------------------------
                            Title:  Senior Vice President,
                                    Chief Financial Officer
                                    and Treasurer


                         TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
                         Individually and as Administrative Agent


                         By: [Signature Appears Here]
                            -------------------------------------
                            Title: Vice President


                         BANK OF AMERICA, ILLINOIS,
                         Individually and as Co-Agent


                         By: [Signature Appears Here]
                            -------------------------------------
                            Title: Vice President


                         THE BANK OF NEW YORK

                           [Signature Appears Here]
                         -----------------------------------------
                         By:
                         Title:

                         THE BANK OF NOVA SCOTIA

                           [Signature Appears Here]
                         ----------------------------------------
                         By:
                         Title:
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AMENDMENT NO. 1
TO LYONDELL PETROCHEMICAL COMPANY
$400,000,000 CREDIT AGREEMENT
PAGE 5

                         THE BANK OF TOKYO

                           [Signature Appears Here]
                         ---------------------------------------
                         By:
                         Title:


                         CIBC, INC.

                           [Signature Appears Here]
                         ---------------------------------------
                         By:
                         Title:


                         COMERICA BANK

                           [Signature Appears Here]
                         --------------------------------------
                         By:
                         Title:


                         FIRST INTERSTATE BANK OF TEXAS, N.A.

                           [Signature Appears Here]
                         -------------------------------------
                         By:
                         Title:
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AMENDMENT NO. 1
TO LYONDELL PETROCHEMICAL COMPANY
$400,000,000 CREDIT AGREEMENT
PAGE 6

                         THE FIRST NATIONAL BANK OF BOSTON

                           [Signature Appears Here]
                         -------------------------------------
                         By:
                         Title:


                         THE FIRST NATIONAL BANK OF CHICAGO

                           [Signature Appears Here]
                         --------------------------------------
                         By:
                         Title:


                         FUJI BANK

                           [Signature Appears Here]
                         --------------------------------------
                         By:
                         Title:


                         THE INDUSTRIAL BANK OF JAPAN TRUST COMPANY

                           [Signature Appears Here]
                         --------------------------------------
                         By:
                         Title:


                         THE MITSUBISHI TRUST AND BANKING CORP.

                           [Signature Appears Here]
                         --------------------------------------
                         By:
                         Title:

AMENDMENT NO. 1
TO LYONDELL PETROCHEMICAL COMPANY
$400,000,000 CREDIT AGREEMENT
PAGE 7

                         NATIONSBANK OF TEXAS, N.A.

                           [Signature Appears Here]
                         --------------------------------------
                         By:
                         Title:


                         PNC BANK, NATIONAL ASSOCIATION

                           [Signature Appears Here]
                         -------------------------------------
                         By:
                         Title:


                         SOCIETE GENERALE, SOUTHWEST AGENCY

                           [Signature Appears Here]
                         -------------------------------------
                         By:
                         Title:


                         UNION BANK OF SWITZERLAND

                           [Signature Appears Here]
                         ------------------------------------
                         By:
                         Title:

                           [Signature Appears Here]
                         ------------------------------------
                         By:
                         Title:


                         YASUDA TRUST AND BANKING COMPANY
                         LIMITED, NEW YORK BRANCH

                           [Signature Appears Here]
                         -----------------------------------
                         By:
                         Title: